EXHIBIT 10.64
                             TECHNICLONE CORPORATION

                       REGULATION D SUBSCRIPTION AGREEMENT

         THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE OR OTHER SECURITIES AUTHORITIES. THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE FEDERAL AND STATE SECURITIES LAWS.

         THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, ANY OF THE SECURITIES DESCRIBED HEREIN BY OR TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES AUTHORITIES, NOR HAVE SUCH AUTHORITIES CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. SUBSCRIBERS MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE ATTACHED DISCLOSURE DOCUMENTS AS EXHIBIT E.

         SEE ADDITIONAL LEGENDS AT SECTIONS 3.7.


         THIS REGULATION D SUBSCRIPTION AGREEMENT (this "Agreement") is made as of the 6th day of January, 2000, by and between Techniclone Corporation, a corporation duly incorporated and existing under the laws of the State of Delaware (the "Company"), and the undersigned subscriber executing this Agreement ("Subscriber").

         THE PARTIES HEREBY AGREE AS FOLLOWS:

         This Agreement is executed by Subscriber in connection with the offer (the "Offering") by the Company and the purchase by Subscriber of "Units," where each "Unit" consists of one share of the Company's Common Stock (collectively referred to as the "Unit Shares") and a warrant ("Warrants") to purchase Common Stock upon the terms set forth herein and in the Warrants. The Units are being offered at a purchase price per share that is equal to $0.25, with an initial offering amount of up to $600,000. The solicitation of this subscription and, if accepted by the Company, the offer and sale of the Units are being made in

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reliance upon the provisions of Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended (the "Act"). The Unit Shares and the Warrants, and the Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") are sometimes referred to herein singularly as "Security" and collectively as the "Securities."

         Subscribers shall have an option (the "Option") to purchase, within sixty (60) days from the Closing Date (defined in Section 4.12) of the Offering (the "Option Exercise Date"), up to an additional $300,000 of Units (the "Optional Tranche") with the amount to be divided equally between Subscribers under the same terms (including but not limited to the same Unit Price and the same Warrant Exercise Price) as this Offering. The Option may be exercised by each Subscriber by paying to the Company the purchase price for such additional Units on or before the Option Exercise Date. Concurrently with the Closing of the Option, the Company and the Subscriber shall enter into an agreement equivalent to this Agreement with respect to the Optional Tranche.

         It is agreed as follows:

         1. OFFERING

            1.1 OFFER TO SUBSCRIBE; PURCHASE PRICE AND CLOSING.

Subject to satisfaction of the conditions to closing set forth in Section 1.2 below, Subscriber hereby agrees to subscribe for and purchase Units in the Offering for the aggregate purchase price in the amount set forth in Section 10 of this Agreement in accordance with the terms and conditions of this Agreement. The closing of a sale and purchase of Units as to each Subscriber (the "Closing") shall be deemed to occur when this Agreement has been executed by both Subscriber and the Company, full payment for the Units subscribed for shall have been made by Subscriber, and the conditions to Subscriber's obligations set forth in Section 1.2 have been satisfied. The date of any Closing of Units shall be considered the "Closing Date" for such Units.


            1.2 CONDITIONS TO SUBSCRIBER'S OBLIGATIONS. Subscriber's obligations hereunder are conditioned upon all of the following:

            (a)   the following documents shall have been received by the
                  Subscriber: (i) the Registration Rights Agreement, in the form attached hereto as EXHIBIT A (the "Registration Rights Agreement") (executed by the Company), (ii) certificates representing the Unit Shares and Warrants for which the Subscriber has subscribed issued in the name of the Subscriber; and (iii) a secretary's certificate, as to (A) the resolutions of the Company's board of directors authorizing this transaction, (B) the Company's Articles of Incorporation, and (C) the Company's Bylaws;

            (b) the Company's Common Stock shall be listed for and actively trading on the Nasdaq Small Cap or the O.T.C. Bulletin Board;

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            (c)   other than as described in the Disclosure Documents (as
                  described in Section 2.2.4), as of the Closing there have been no material adverse changes in the Company's business, prospects or financial condition since the date of the last balance sheet included in the Disclosure Documents (defined in Section 2.2.4), including but not limited to incurring material liabilities;

            (d) the representations and warranties of the Company are true and correct at the Closing as if made on such date and the conditions to Subscriber's obligations set forth in this
                  Section 1.2 are satisfied as of the Closing, and the Company shall deliver a certificate, signed by an officer of the Company, to such effect to the Subscriber;

            (e) the Company shall have reserved for issuance a sufficient number of shares of Common Stock to effect the issuance of the Unit Shares and the issuance of the Common Stock upon exercise of the Warrants, which number of shares shall initially be equal to Seven Million Two Hundred Thousand (7,200,000) shares.

            1.3 TERMS OF THE UNITS. Each "Unit" shall consist of one share of Common Stock, and a Warrant to purchase one share of Common Stock at an exercise price equal to $0.25. The purchase price ("Unit Price") for each Unit purchased in the Offering shall equal $0.25. The terms of the Warrants, including the terms on which the Warrants may be exercised for Common Stock, are set forth in the form of the Warrant attached hereto as EXHIBIT B.

            1.4 [INTENTIONALLY LEFT BLANK]

            1.5 [INTENTIONALLY LEFT BLANK]

            1.6 AUTHORIZATION AND RESERVATION OF SHARES OF COMMON STOCK.

            (a) AUTHORIZED AND RESERVED AMOUNT. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock a sufficient number of shares of Common Stock to provide for (i) the issuance of the Unit Shares in the Offering, and (ii) the full exercise of all outstanding Warrants.

            (b)   INTENTIONALLY LEFT BLANK.


            1.7 CLOSING. The Closing of the Offering shall occur no later than January 15, 2000.


         2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF SUBSCRIBER. Subscriber hereby represents and warrants to and agrees with the Company as follows:

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            2.1 ACCREDITED INVESTOR. Subscriber is an accredited investor, as defined in Rule 501 of Regulation D, and has checked the applicable box set forth in Section 10 of this Agreement.

            2.2 INVESTMENT EXPERIENCE; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

                2.2.1 ACCESS TO INFORMATION. Subscriber or Subscriber's professional advisor has been granted the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents and to obtain any additional information which Subscriber or Subscriber's professional advisor deems necessary concerning the terms and conditions of this Offering, the Company and its business and prospects.

                2.2.2 RELIANCE ON OWN ADVISORS. Subscriber has relied completely on the advice of, or has consulted with, Subscriber's own personal tax, investment, legal or other advisors and has not relied on the Company or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each other person, if any, who controls any of the foregoing, within the meaning of Section 15 of the Act for any tax or legal advice (other than reliance on information in the Disclosure Documents as defined in Section 2.2.4).

                2.2.3 CAPABILITY TO EVALUATE. Subscriber has such knowledge and experience in financial and business matters so as to enable such Subscriber to utilize the information made available to it in connection with the Offering in order to evaluate the merits and risks of the prospective investment, which are substantial, including without limitation those set forth in the Disclosure Documents (as defined in Section 2.2.4 below).

                2.2.4 DISCLOSURE DOCUMENTS. Subscriber, in making Subscriber's investment decision to subscribe for the Securities hereunder, represents that
(a) Subscriber has received and had an opportunity to review (i) the Company's Annual Report on Form 10-K for the year ended April 30, 1999 (ii) the Company's quarterly reports on Form 10-Q for the quarters ended July 31, 1999 and October 31, 1999, (iii) the Risk Factors, attached as EXHIBIT E, (iv) the Capitalization Schedule, attached as EXHIBIT F (the "Capitalization Schedule"), and (v) the Use of Proceeds Schedule, attached as EXHIBIT G (the "Use of Proceeds Schedule"),
(b) Subscriber has read, reviewed, and relied solely on the documents described in (a) above, the Company's representations and warranties and other information in this Agreement, including the exhibits, any other written information prepared by the Company which has been specifically provided to Subscriber in connection with this Offering and is designated in writing by the Company as a Disclosure Document (the documents described in Section 2.2.4 (a) and (b) are collectively referred to as the "Disclosure Documents"), and an independent investigation made by Subscriber and Subscriber's representatives, if any; (c) Subscriber has, prior to the date of this Agreement, been given an opportunity to review material contracts and documents of the Company which have been filed as exhibits to the Company's filings under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and has had an opportunity to ask questions of and receive answers from the Company's officers and directors; and
(d) is not relying on any oral representation of the Company or any other person, nor any written representation or assurance from the Company other than those contained in the Disclosure Documents or incorporated herein or therein. Subscriber acknowledges and agrees that the Company has no responsibility for, does not ratify, and is under no responsibility whatsoever to comment upon or correct any reports, analyses or other comments made about the Company by any third parties, including, but not limited to, analysts' research reports or comments (collectively, "Third Party Reports"), and Subscriber has not relied upon any Third Party Reports, in making the decision to invest.

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                2.2.5 INVESTMENT EXPERIENCE; FEND FOR SELF. Subscriber has
substantial experience in investing in securities and he, she or it has made investments in securities other than those of the Company. Subscriber acknowledges that Subscriber is able to fend for Subscriber's self in the transaction contemplated by this Agreement, that Subscriber has the ability to bear the economic risk of Subscriber's investment pursuant to this Agreement and that Subscriber is an "Accredited Investor" by virtue of the fact that Subscriber meets the investor qualification standards set forth in Section 2.1 above. Subscriber has not been organized for the purpose of investing in securities of the Company, although such investment is consistent with Subscriber's purposes.

            2.3 EXEMPT OFFERING UNDER REGULATION D.

                2.3.1 INVESTMENT; NO DISTRIBUTION. Subscriber is acquiring the Securities to be issued and sold hereunder for his, her or its own account (or a trust account if such Subscriber is a trustee) for investment and not as a nominee and not with a present view to the distribution thereof. Subscriber is aware that there are legal limits on Subscriber's ability to sell or dispose of the Securities and, therefore, that Subscriber may be required to bear the economic risk of the investment for an indefinite period of time and has adequate means of providing for Subscriber's current needs and possible personal contingencies. Subscriber's commitment to illiquid investments is reasonable in relation to Subscriber's net worth. By making the representations in this
Section 2.3.1, the Subscriber does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Act, except as otherwise limited or required by the terms hereof.

                2.3.2 [Intentionally Left Blank]

                2.3.3 RESTRICTED SECURITIES. Subscriber understands that the Unit Shares and Warrants issued at Closing are, and the Warrant Shares will be, characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction exempt from the registration requirements of the federal securities laws and that under such laws and applicable regulations such securities may not be transferred or resold without registration under the Act or pursuant to an exemption therefrom. In this connection, Subscriber represents that Subscriber is familiar with Rule 144 under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

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                2.3.4 DISPOSITION. Without in any way limiting the
representations set forth above, Subscriber further agrees not to sell, transfer, assign, pledge (except for any limited pledge in connection with a margin account of Subscriber to the extent that such pledge does not require registration under the Act or unless an exemption from such registration is available and provided further that if such pledge is realized upon, any transfer to the pledgee shall comply with the requirements set forth herein), or otherwise dispose of all or any portion of the Securities unless and until:

                (a) There is then in effect a registration statement under the Act and any applicable state securities laws covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                (b) (i) Subscriber shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, Subscriber shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the Securities under the Act or state securities laws. It is agreed that the Company will not require the Subscriber to provide opinions of counsel for transactions made pursuant to Rule 144 provided that Subscriber and Subscriber's broker, if necessary, provide the Company with the necessary representations for counsel to the Company to issue an opinion with respect to such transaction.

            2.4 DUE AUTHORIZATION.

                2.4.1 AUTHORITY. The person executing this Subscription Agreement, if executing this Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Agreement and each other document included herein for which a signature is required in such capacity and on behalf of the subscribing individual, partnership, trust, estate, corporation or other entity for whom or which Subscriber is executing this Agreement. Subscriber has reached the age of majority (if an individual) according to the laws of the state in which he or she resides.

                2.4.2 DUE AUTHORIZATION. If Subscriber is a corporation, Subscriber is duly and validly organized, validly existing and in good corporate standing as a corporation under the laws of the jurisdiction of its incorporation with full power and authority to purchase the Securities to be purchased by Subscriber and to execute and deliver this Agreement.

                2.4.3 [Intentionally Left Blank]

                2.4.4 REPRESENTATIVES. If Subscriber is purchasing in a representative or fiduciary capacity, the representations and warranties shall be deemed to have been made on behalf of the person or persons for whom Subscriber is so purchasing.

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         3. ACKNOWLEDGMENTS Subscriber is aware that:

            3.1 RISKS OF INVESTMENT. Subscriber recognizes that an investment in the Company involves substantial risks, including the potential loss of Subscriber's entire investment herein. Subscriber recognizes that the Disclosure Documents, this Agreement and the exhibits hereto do not purport to contain all the information which would be contained in a registration statement under the Act;

            3.2 NO GOVERNMENT APPROVAL. No federal or state agency has passed upon the Securities, recommended or endorsed the Offering, or made any finding or determination as to the fairness of this transaction;

            3.3 NO REGISTRATION. The Securities and any component thereof have not been registered under the Act or any applicable state securities laws by reason of exemptions from the registration requirements of the Act and such laws, and may not be sold, pledged (except for any limited pledge in connection with a margin account of Subscriber to the extent that such pledge does not require registration under the Act or unless an exemption from such registration is available and provided further that if such pledge is realized upon, any transfer to the pledgee shall comply with the requirements set forth herein) assigned or otherwise disposed of in the absence of an effective registration of the Securities and any component thereof under the Act or unless an exemption from such registration is available;

            3.4 [INTENTIONALLY LEFT BLANK].

            3.5 NO ASSURANCES OF REGISTRATION. There can be no assurance that any registration statement will become effective at the scheduled time, or ever. Subscriber acknowledges that it may be required to bear the economic risk of Subscriber's investment for an indefinite period of time;

            3.6 EXEMPT TRANSACTION. Subscriber understands that the Securities are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state law and that the representations, warranties, agreements, acknowledgments and understandings set forth herein are being relied upon by the Company in determining the applicability of such exemptions and the suitability of Subscriber to acquire such Securities;

            3.7 LEGENDS. It is understood that the certificates evidencing the Unit Shares, the Warrants, and the Warrant Shares, subject to legend removal under the terms of Section 5.9 below, shall bear the following legend (the "Legend"):

                "The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, nor the securities laws of any other jurisdiction. They may not be sold or transferred in the absence of an effective registration statement under those securities laws or an exemption therefrom."

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            3.8 [INTENTIONALLY LEFT BLANK].

         4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY . The Company hereby makes the following representations and warranties to Subscriber (which shall be true at the signing of this Agreement and as of Closing) and agrees with Subscriber that:

            4.1 ORGANIZATION, GOOD STANDING, AND QUALIFICATION. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, USA and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. The Company is not the subject of any pending, threatened or, to its knowledge, contemplated investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Securities and Exchange Commission ("SEC"), The National Association of Securities Dealers, Inc., The Nasdaq Stock Market, Inc. or any state securities commission, or any other governmental entity, which have not been disclosed in the Disclosure Documents. The Company does not have any subsidiaries, other than Peregrine Pharmaceuticals, Inc.

            4.2 CORPORATE CONDITION. The Company's condition is, in all material respects, as described in the Disclosure Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the Company. There have been no material adverse changes in the Company's business, prospects or financial condition since January 6, 2000 including but not limited to incurring material liabilities, of which any officer of the Company is aware of or should be aware of after due inquiry. The financial statements contained in the Disclosure Documents have been prepared in accordance with generally accepted accounting principles, consistently applied (except as otherwise permitted by Regulation S-X of the Exchange Act and except as otherwise disclosed in the footnotes to the Company's financial statements), and fairly present the financial condition of the Company as of the dates of the balance sheets included therein and the consolidated results of its operations and cash flows for the periods then ended. Without limiting the foregoing, there are no material liabilities, contingent or actual, that are not disclosed in the Disclosure Documents (other than liabilities incurred by the Company in the ordinary course of its business, consistent with its past practice, after the period covered by the Disclosure Documents). The Company has paid all material taxes which are due, except for taxes which it reasonably disputes. There is no material claim, litigation, or administrative proceeding pending, or, to the best of the Company's knowledge, threatened against the Company or its officers and directors in their capacity as such, except as disclosed in the Disclosure Documents. The Disclosure Documents do not contain any untrue statement of a material fact and do not omit to state any material fact required to be stated therein necessary to make the statements contained therein not misleading in the light of the circumstances under which they were made. No event or circumstance exists relating to the Company which under applicable law, would require disclosure in a registration statement for the primary issuance by the Company of its Common Stock but which has not been so publicly announced or disclosed.

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            4.3 AUTHORIZATION. All corporate action on the part of the Company by its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Unit Shares and Warrants being sold hereunder and the issuance (and the reservation for issuance) of the Warrant Shares have been taken, and this Agreement, the Irrevocable Instructions to Transfer Agent, and the Registration Rights Agreement and the Warrants constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except insofar as the enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights generally or by principles governing the availability of equitable remedies. The Company has obtained all consents and approvals required for it to execute, deliver and perform each agreement referenced in the previous sentence.

            4.4 VALID ISSUANCE OF SECURITIES. The Unit Shares and the Warrants, when issued, sold and delivered in accordance with the terms hereof, for the consideration expressed herein, will be validly issued, fully paid and nonassessable and, based in part upon the representations of Subscriber in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws. The Warrant Shares, when issued in accordance with the terms of the Warrants shall be duly and validly issued and outstanding, fully paid and nonassessable, and based in part on the representations and warranties of Subscriber in this Agreement and of the, will be issued in compliance with all applicable U.S. federal and state securities laws. The Unit Shares and the Warrants will be issued free of any preemptive rights. The Company currently has Seven Million Two Hundred Thousand (7,200,000) shares of Common Stock reserved for the Unit Shares and upon exercise of the Warrants.

            4.5 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default of any provisions of its Articles of Incorporation or Bylaws each as amended, and in effect on and as of the date of this Agreement or of any provision of any instrument or contract to which it is a party or by which it is bound or of any provision of any federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which would have a material adverse effect on the Company's business or prospects, or on the performance of its obligations under this Agreement, the Registration Rights Agreement, and the Irrevocable Instructions to Transfer Agent, except as described in the Disclosure Documents. The execution, delivery and performance of this Agreement and the other agreements entered into in conjunction with the Offering and the consummation of the transactions contemplated hereby and thereby will not (a) result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company, which would have a material adverse effect on the Company's business or prospects, or on the performance of its obligations under this Agreement, the Registration Rights Agreement and the Irrevocable Instructions to Transfer Agent, except as described in the Disclosure Documents,
(b) violate the Company's Articles of Incorporation or By-Laws or (c) violate any statute, rule or governmental regulation applicable to the Company which violation would have a material adverse effect on the Company's business or prospects.

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            4.6 REPORTING COMPANY. The Company is subject to the reporting requirements of the Exchange Act, has a class of securities registered under
Section 12 of the Exchange Act, and has filed all reports required by the Exchange Act since the date the Company first became subject to such reporting obligations. The Company is not in violation of the listing requirements of the O.T.C. Bulletin Board.

            4.7 CAPITALIZATION. The capitalization of the Company as of the Closing Date is, and the pro forma capitalization as of such date, after taking into account the offering of the Securities contemplated by this Agreement and all other share issuances occurring prior to this Offering, will be, as set forth in the Capitalization Schedule as set forth in EXHIBIT F. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities.

         As of January 6, 2000, the Company's authorized capital stock consisted of 150,000,000 shares of Common Stock, of which 81,215,305 shares are issued and outstanding and 23,504,743 (which includes Unit Shares and Warrants Underlying the Offering) shares were reserved for future issuance and 5,000,000 shares of preferred stock, of which 10,000 have been designated as Series B Preferred Stock, none of which are outstanding, 17,200 of which have previously been designated as Series C Preferred Stock, 50 of which are outstanding and the remaining 4,972,800 shares are undesignated as to series.

            4.8 INTELLECTUAL PROPERTY. The Company has valid, unrestricted and exclusive ownership of or rights to use the patents, trademarks, trademark registrations, trade names, copyrights, know-how, technology and other intellectual property necessary to the conduct of its business. Section A of EXHIBIT H lists all patents, trademarks, trademark registrations, trade names and copyrights of the Company. The Company has granted such licenses or has assigned or otherwise transferred a portion of (or all of) such valid, unrestricted and exclusive patents, trademarks, trademark registrations, trade names, copyrights, know-how, technology and other intellectual property necessary to the conduct of its business as set forth on Section B of EXHIBIT H. The Company has been granted licenses, know-how, technology and/or other intellectual property necessary to the conduct of its business as set forth on Section C EXHIBIT H. To the best of the Company's knowledge after due inquiry, the Company is not infringing on the intellectual property rights of any third party, nor is any third party infringing on the Company's intellectual property rights. There are no restrictions in any agreements, licenses, franchises, or other instruments which preclude the Company from engaging in its business as presently conducted.

            4.9 USE OF PROCEEDS. As of the date hereof, the Company expects to use the net proceeds from this Offering (less fees and expenses) for the purposes and in the approximate amounts set forth on the Use of Proceeds Schedule set forth as EXHIBIT G hereto. These purposes and amounts are estimates and are subject to change without notice to any Subscriber.

            4.10 NO RIGHTS OF PARTICIPATION. No person or entity, including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the financing contemplated by this Agreement which has not been waived.

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            4.11 COMPANY ACKNOWLEDGMENT. The Company hereby acknowledges that
Subscriber may elect to hold the Securities for an indefinite period of time, as permitted by the terms of this Agreement and other agreements contemplated hereby, and the Company further acknowledges that Subscriber has made no representations or warranties, either written or oral, as to how long the Securities will be held by Subscriber or regarding Subscriber's trading history or investment strategies.

            4.12 TERMINATION DATE OF OFFERING. While there may be more than one Closing of the purchase and sale of the Units for the Offering, last such Closing must occur not later than January 15, 2000. The date of such last Closing shall be referred to as the "Closing Date".

            4.13 UNDERWRITER'S FEES AND RIGHTS OF FIRST REFUSAL. The Company is not obligated to pay any compensation or other fees, costs or related expenditures in cash or securities to any underwriter, broker, agent or other representative in connection with this Offering.

            4.14 AVAILABILITY OF FORM S-3. The Company is currently eligible and agrees to maintain its eligibility to register the resale of its Common Stock on a registration statement on Form S-3 under the Act.

            4.15 NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any of the Company's securities or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the Act pursuant to the provisions of Regulation D or would require the issuance of any other securities to be integrated with this Offering under the Rules of Nasdaq. The Company has not engaged in any form of general solicitation or advertising in connection with the offering of the Units.

            4.16 INTENTIONALLY LEFT BLANK.

            4.17 FOREIGN CORRUPT PRACTICES. Neither the Company, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

            4.18 KEY EMPLOYEES. Each Key Employee (as defined below) is currently serving the Company in the capacity disclosed in EXHIBIT I. No Key Employee, to the best knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. No Key Employee has, to the best knowledge of the Company, any intention to terminate his employment with, or services to, the Company. "Key Employee" means each of John Bonfiglio, Ph.D. and Terrence Chew, M.D.

            4.19 TAX STATUS. The Company has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and as set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

            4.20 TRANSACTIONS WITH AFFILIATES. Except as set forth in the Disclosure Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

            4.21 [INTENTIONALLY LEFT BLANK].

            4.22 OTHER AGREEMENTS. The Company has not, directly or indirectly, made any agreements with the Subscriber, or any other subscriber under a subscription in the form of this Agreement for the purchase of Units, relating to the terms or conditions of the transactions contemplated hereby or thereby except as expressly set forth herein or therein, respectively, or in exhibits hereto or thereto.

         5. COVENANTS OF THE COMPANY

            5.1 INDEPENDENT AUDITORS. The Company shall, until at least three
(3) years after the Closing Date, maintain as its independent auditors an accounting firm authorized to practice before the SEC.

            5.2 CORPORATE EXISTENCE AND TAXES. The Company shall, until at least the later of (i) the date that is three (3) years after the Closing Date or (ii) the exercise of all Warrants issued pursuant to this Agreement, maintain its corporate existence in good standing and remain a "Reporting Issuer" (defined as a Company which files periodic reports under the Exchange Act) (provided, however, that the foregoing covenant shall not prevent the Company from entering into any merger or corporate reorganization as long as the surviving entity in such transaction, if not the Company, assumes the Company's obligations with respect to the Warrants and has Common Stock listed for trading on a stock exchange or on Nasdaq and is a Reporting Issuer) and shall pay all its taxes when due except for taxes which the Company disputes.

            5.3 REGISTRATION RIGHTS. The Company will enter into a registration rights agreement covering the resale of the Unit Shares and the Warrant Shares in the form of the Registration Rights Agreement attached as EXHIBIT A.

            5.4 [INTENTIONALLY LEFT BLANK].

            5.5 ASSET TRANSFERS. The Company shall not transfer, sell, convey or otherwise dispose of any of its material assets to any Subsidiary or affiliate except for a cash or cash equivalent consideration and for a proper business purpose, prior to six (6) months from the date of this Agreement without the consent of the Subscriber.

            5.6 RIGHTS OF FIRST REFUSAL.

                5.6.1 INTENTIONALLY LEFT BLANK.

                5.6.2 RIGHT OF FIRST OFFER. The Company agrees that, during the period beginning on the date hereof and terminating one year following the Closing Date, the Company will not, without the prior written consent of each Subscriber issue or sell, or agree to issue or sell any equity or debt securities of the Company (or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity or debt securities of the Company) ("Future Offerings") unless the Company shall have first delivered to each Subscriber at least ten (10) business days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof, and providing each Subscriber and its affiliates an option for such ten (10) business day period following delivery of such notice to purchase up to the amount of the securities, as designated in Section 5.6.3 below, being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this sentence are collectively referred to as the "Capital Raising Limitations").

                5.6.3 AMOUNT OF SUBSCRIBER'S RIGHT OF FIRST REFUSAL. The amount of securities which a Subscriber is entitled to purchase in such a Future Offering shall be a number obtained by multiplying the aggregate amount of securities being offered in the Future Offering by a fraction, the numerator of which is the purchase price of the Units purchased by the Subscriber pursuant to this Agreement and the denominator of which is the aggregate dollar amount of Units placed in this Offering.

            5.7 FINANCIAL 10-K STATEMENTS, ETC. AND CURRENT REPORTS ON FORM 8-K. The Company shall make available, upon request, to the Subscribers copies of its annual reports on Form 10-K, and quarterly reports on Form 10-Q and shall deliver to the Subscriber current reports on form 8-K within two (2) days of filing for as long as the Preferred Stock may remain outstanding. The Company shall file a current report on form 8-K, if required pursuant to Section 13 or 15(d) of The Securities Act of 1934, disclosing the terms of this Offering and the Securities within five (5) business days of the date of Closing.

            5.8 [INTENTIONALLY LEFT BLANK].

            5.9 REMOVAL OF LEGEND UPON EXERCISE. Unit Shares and Warrant Shares shall be issued to transferees thereof without restrictive legend upon the terms set forth in the Irrevocable Instructions to Transfer Agent. The Company will, or will instruct the Transfer Agent to, remove the restrictive legend from Unit Shares and Warrant Shares provided that the applicable shares are eligible for resale pursuant to Rule 144(k) and the Holder thereof makes the representations necessary for counsel to the Company to issue a legal opinion to that effect.

            5.10 LISTING. The Company shall use its best efforts to (i) continue the listing and trading of its Common Stock on the O.T.C. Bulletin Board, the Nasdaq Small Cap Market ("Nasdaq"), or on the Nasdaq National Market System ("NMS"), the New York Stock Exchange ("NYSE"), or the American Stock Exchange ("AMEX"); and (ii) comply in all material respects with the Company's reporting, filing and other obligations under the by-laws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable.

            5.11 THE COMPANY'S INSTRUCTIONS TO TRANSFER AGENT. The Company shall use its best efforts to, within ten (10) business days of the Closing Date, enter into an agreement with the Company's transfer agent (the "Transfer Agent") substantially in the form attached hereto as EXHIBIT D (the "Irrevocable Instructions to Transfer Agent"), with such modifications as are necessary to reflect the terms of this Offering. The Company will issue to its Transfer Agent the Irrevocable Instructions to Transfer Agent in the form of EXHIBIT D instructing the Transfer Agent to issue certificates, registered in the name of each Subscriber or its nominee, for the Warrant Shares in such amounts as specified from time to time by such Subscriber to the Company upon the exercise of the Warrants. The Company warrants that no instruction, other than such instructions referred to in Section 5.9 hereof will be given by the Company to its Transfer Agent with respect to the Units, or the Warrant Shares. Nothing in this Section shall affect in any way each Subscriber's obligations and agreement set forth in Sections 2.3.3 or 2.3.4 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. The Company hereby agrees that it will not unilaterally terminate its relationship with the Transfer Agent for any reason prior to the date which is two (2) years and one month after the Closing Date or one (1) month after the Nine Month Anniversary Date, whichever is earlier (the "Ending Date") without the consent of the Subscriber. In the event the Company's agency relationship with the Transfer Agent should be terminated for any other reason prior to the date which is three (3) years after the Closing Date, the Company's Transfer Agent shall continue acting as transfer agent pursuant to the terms of the Irrevocable Instructions to Transfer Agent until such time that a successor transfer agent (i) is appointed by the Company;
(ii) is approved by the Subscriber; and (iii) executes and agrees to be bound by the terms of the Irrevocable Instructions to Transfer Agent.

         6. SUBSCRIBER COVENANT/MISCELLANEOUS

            6.1 REPRESENTATIONS AND WARRANTIES SURVIVE THE CLOSING; SEVERABILITY. The Subscriber's and the Company's representations and warranties shall survive the Closing of the transactions contemplated by this Agreement notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

            6.2 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Subscriber may assign Subscriber's rights hereunder, in connection with any private sale of the Warrants of such Subscriber, so long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement in a form acceptable to the Company and provides an original copy of such acknowledgment to the Company.

            6.3 GOVERNING LAW; JURISDICTION; ARBITRATION. Any controversy or claim arising out of or related to this Agreement or the breach thereof, shall be settled by binding arbitration in Wilmington, Delaware in accordance with the Expedited Procedures (Rules 53-57) of the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). A proceeding shall be commenced upon written demand by Company or any Subscriber to the other. The arbitrator(s) shall enter a judgment by default against any party which fails or refuses to appear in any properly noticed arbitration proceeding. The proceeding shall be conducted by one (1) arbitrator, unless the amount alleged to be in dispute exceeds two hundred fifty thousand dollars ($250,000), in which case three (3) arbitrators shall preside. The arbitrator(s) will be chosen by the parties from a list provided by the AAA, and if they are unable to agree within ten (10) days, the AAA shall select the arbitrator(s). The arbitrators must be experts in securities law and financial transactions. The arbitrators shall assess costs and expenses of the arbitration, including all attorneys' and experts' fees, as the arbitrators believe is appropriate in light of the merits of the parties' respective positions in the issues in dispute. Each party submits irrevocably to the jurisdiction of any state court sitting in Wilmington, Delaware or to the United States District Court sitting in Delaware for purposes of enforcement of any discovery order, judgment or award in connection with such arbitration. The award of the arbitrator(s) shall be final and binding upon the parties and may be enforced in any court having jurisdiction. The arbitration shall be held in such place as set by the arbitrator(s) in accordance with Rule 55.

            6.4 EXECUTION IN COUNTERPARTS PERMITTED. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

            6.5 TITLES AND SUBTITLES; GENDER. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The use in this Agreement of a masculine, feminine or neither pronoun shall be deemed to include a reference to the others.

            6.6 WRITTEN NOTICES, ETC. Any notice, demand or request required or permitted to be given by the Company or Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, or by facsimile or upon receipt if by overnight or two (2) day courier, addressed to the parties at the addresses and/or facsimile telephone number of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

            6.7 EXPENSES. Except as set forth in Section 8 hereof and Section 9 of the Registration Rights Agreement, each of the Company and Subscriber shall pay all costs and expenses that it respectively incurs, with respect to the negotiation, execution, delivery and performance of this Agreement.

            6.8 ENTIRE AGREEMENT; WRITTEN AMENDMENTS REQUIRED. This Agreement, including the Exhibits attached hereto, the Warrants, the Registration Rights Agreement, the Escrow Agreement, the Irrevocable Instructions to Transfer Agent and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

            6.9 [Intentionally Left Blank]

            6.10 [Intentionally Left Blank]

         7. [INTENTIONALLY LEFT BLANK].

         8. INDEMNIFICATION.

         In consideration of each Buyer's execution and delivery of the Subscription Agreement, Registration Rights Agreement, Irrevocable Instructions to Transfer Agent (the "Transaction Documents") and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the company shall defend, protect, indemnify and hold harmless Subscriber and all of its stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents, members, partners or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorney's fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or documents contemplated hereby or thereby, or (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby.

         To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which it would be required to make if such foregoing undertaking was enforceable which is permissible under applicable law.

         Promptly after receipt by an Indemnified Party of notice of the commencement of any action pursuant to which indemnification may be sought, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (hereinafter "Indemnitor") under this Section 8, deliver to the Indemnitor a written notice of the commencement thereof and the Indemnitor shall have the right to participate in and to assume the defense thereof with counsel reasonably selected by the Indemnitor, provided, however, that an Indemnified Party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of such counsel to be paid by the Indemnitor, if representation of such Indemnified Party by the counsel retained by the Indemnitor would be inappropriate due to actual or potential conflicts of interest between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the Indemnitor within a reasonable time of the commencement of any such action, if prejudicial to the Indemnitor's ability to defend such action, shall relieve the Indemnitor of any liability to the Indemnified Party under this Section 8, but the omission to so deliver written notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnified Party other than under this
Section 8 to the extent it is prejudicial.

         9. [INTENTIONALLY LEFT BLANK].





                           [INTENTIONALLY LEFT BLANK]

         10. NUMBER OF SHARES AND PURCHASE PRICE. Subscriber subscribes for _________ Units (at a price of $_______ per Unit) against payment by wire transfer in the amount of $___________________.

         11. ACCREDITED INVESTOR. Subscriber is an "accredited investor" because (check all applicable boxes):

                  (a) [ ] it is an organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, limited duration company, limited liability company, business trust, or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

                  (b) [ ] any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

                  (c)      [  ] a natural person, who

                           [ ] is a director, executive officer or general partner of the issuer of the securities being offered or sold or a director, executive officer or general partner of a general partner of that issuer.

                           [ ] has an individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeding $1,000,000.

                           [ ] had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

                  (d) [ ] an entity each equity owner of which is an entity described in a - b above or is an individual who could check one (1) of the last three (3) boxes under subparagraph (c) above.

                  (e)      [  ] other
                           [specify]____________________________________________

         The undersigned acknowledges that this Agreement and the subscription represented hereby shall not be effective unless accepted by the Company as indicated below.

         IN WITNESS WHEREOF, the undersigned Subscriber does represent and certify under penalty of perjury that the foregoing statements are true and correct and that Subscriber by the following signature(s) executed this Agreement.

Dated this _____ day of January, 2000.


____________________________________          __________________________________
         Your Signature                       PRINT EXACT NAME IN WHICH YOU WANT
                                              THE SECURITIES TO BE REGISTERED

                                              DELIVERY INSTRUCTIONS:
                                              ----------------------
____________________________________          Please type or print address where
Name: Please Print                            your security is to be delivered


____________________________________          ATTN.:____________________________
Title/Representative Capacity (if applicable)

____________________________________          __________________________________
Name of Company You Represent (if applicable) Street Address

____________________________________          __________________________________
Place of Execution of this Agreement          City, State or Province, Country,
                                              Offshore Postal Code

                 _________________________________________________
                 Phone Number (For Federal Express) and Fax Number (re: Notice)


WITH A COPY TO:
Please type or print address where copies are to be delivered

ATTN.:____________________________________________


__________________________________________________
Street Address

__________________________________________________
City, State or Province, Country, Offshore Postal Code

__________________________________________________
Phone Number (For Federal Express) and Fax Number (re: Notice)


         THIS AGREEMENT IS ACCEPTED BY THE COMPANY IN THE AMOUNT OF $ _________________ ON THE ____ DAY OF JANUARY, 2000.

                                    Techniclone Corporation

                                    By:________________________________
                                    Name:______________________________
                                    Title:_______________________________

         10. NUMBER OF SHARES AND PURCHASE PRICE. Subscriber subscribes for 800,000 Units (at a price of $0.25 per Unit) against payment by wire transfer in the amount of $200,000.

         11. ACCREDITED INVESTOR. Subscriber is an "accredited investor" because (check all applicable boxes):

                  (a) [ ] it is an organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, limited duration company, limited liability company, business trust, or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

                  (b) [ ] any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

                  (c)      [ ] a natural person, who

                           [ ] is a director, executive officer or general partner of the issuer of the securities being offered or sold or a director, executive officer or general partner of a general partner of that issuer.

                           [ ] has an individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeding $1,000,000.

                           [ ] had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

                  (d) [X] an entity each equity owner of which is an entity described in a - b above or is an individual who could check one (1) of the last three (3) boxes under subparagraph (c) above.

                  (e)      [ ] other
                           [specify]____________________________________________

         The undersigned acknowledges that this Agreement and the subscription represented hereby shall not be effective unless accepted by the Company as indicated below.

         IN WITNESS WHEREOF, the undersigned Subscriber does represent and certify under penalty of perjury that the foregoing statements are true and correct and that Subscriber by the following signature(s) executed this Agreement.

Dated this 13th day of January, 2000.


  /S/EDWARD J. LEGERE                   BIOTECHNOLOGY DEVELOPMENT, LTD.
------------------------------------    ---------------------------------
Your Signature                          PRINT EXACT NAME IN WHICH YOU WANT
                                        THE SECURITIES TO BE REGISTERED

                                        DELIVERY INSTRUCTIONS:
                                        ----------------------
BUEN HERMANOS, INC.                     Please type or print address where
------------------------------------    your security is to be delivered
Name: Please Print


GENERAL PARTNER                         ATTN.: EDWARD J. LEGERE
------------------------------------    -----------------------
Title/Representative Capacity
(if applicable)

BIOTECHNOLOGY DEVELOPMENT, LTD.         222 SOUTH RAINBOW, SUITE 218
------------------------------------    ------------------------------
Name of Company You Represent           Street Address
(if applicable)

LAKE WORTH, FL                          LAS VEGAS, NV 89128
------------------------------------    ---------------------
Place of Execution of this Agreement    City, State or Province, Country,
                                        Offshore Postal Code


                 Phone Number (For Federal Express) and Fax Number (re: Notice)


WITH A COPY TO:
Please type or print address where copies are to be delivered

ATTN.:____________________________________________


--------------------------------------------------
Street Address

--------------------------------------------------
City, State or Province, Country, Offshore Postal Code

--------------------------------------------------
Phone Number (For Federal Express) and Fax Number (re: Notice)


         THIS AGREEMENT IS ACCEPTED BY THE COMPANY IN THE AMOUNT OF $200,000 ON THE 13th DAY OF JANUARY, 2000.

                                    Techniclone Corporation

                                    By: /S/ JOHN N. BONFIGLIO
                                        --------------------
                                    Name: JOHN N. BONFIGLIO
                                    Title:  PRESIDENT

         10. NUMBER OF SHARES AND PURCHASE PRICE. Subscriber subscribes for 400,000 Units (at a price of $0.25 per Unit) against payment by wire transfer in the amount of $100,000.

         11. ACCREDITED INVESTOR. Subscriber is an "accredited investor" because (check all applicable boxes):

                  (a) [ ] it is an organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, limited duration company, limited liability company, business trust, or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

                  (b) [ ] any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

                  (c)      [ ] a natural person, who

                           [ ] is a director, executive officer or general partner of the issuer of the securities being offered or sold or a director, executive officer or general partner of a general partner of that issuer.

                           [ ] has an individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeding $1,000,000.

                           [ ] had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

                  (d) [X] an entity each equity owner of which is an entity described in a - b above or is an individual who could check one (1) of the last three (3) boxes under subparagraph (c) above.

                  (e)      [ ] other
                           [specify]____________________________________________

         The undersigned acknowledges that this Agreement and the subscription represented hereby shall not be effective unless accepted by the Company as indicated below.

         IN WITNESS WHEREOF, the undersigned Subscriber does represent and certify under penalty of perjury that the foregoing statements are true and correct and that Subscriber by the following signature(s) executed this Agreement.

Dated this 25th day of January, 2000.


  /S/ EDWARD J. LEGERE                        BIOTECHNOLOGY DEVELOPMENT, LTD.
------------------------------------          ---------------------------------
Your Signature                                PRINT EXACT NAME IN WHICH YOU WANT
                                              THE SECURITIES TO BE REGISTERED

                                              DELIVERY INSTRUCTIONS:
                                              ----------------------
BUEN HERMANOS, INC.                           Please type or print address where
------------------------------------          your security is to be delivered
Name: Please Print


GENERAL PARTNER                               ATTN.:  EDWARD J. LEGERE
------------------------------------                ------------------
Title/Representative Capacity
(if applicable)

BIOTECHNOLOGY DEVELOPMENT, LTD.               222 SOUTH RAINBOW, SUITE 218
------------------------------------          ------------------------------
Name of Company You Represent                 Street Address
(if applicable)

LAKE WORTH, FL                                LAS VEGAS, NV 89128
------------------------------------          ---------------------
Place of Execution of this Agreement          City, State or Province, Country,
                                              Offshore Postal Code


                 Phone Number (For Federal Express) and Fax Number (re: Notice)


WITH A COPY TO:
Please type or print address where copies are to be delivered

ATTN.:____________________________________________


--------------------------------------------------
Street Address

--------------------------------------------------
City, State or Province, Country, Offshore Postal Code

--------------------------------------------------
Phone Number (For Federal Express) and Fax Number (re: Notice)


         THIS AGREEMENT IS ACCEPTED BY THE COMPANY IN THE AMOUNT OF $100,000 ON THE 25th DAY OF JANUARY, 2000.

                                    Techniclone Corporation

                                    By:  /S/ JOHN N. BONFIGLIO
                                         --------------------
                                    Name: JOHN N. BONFIGLIO
                                    Title: PRESIDENT

         10. NUMBER OF SHARES AND PURCHASE PRICE. Subscriber subscribes for 400,000 Units (at a price of $0.25 per Unit) against payment by wire transfer in the amount of $100,000.

         11. ACCREDITED INVESTOR. Subscriber is an "accredited investor" because (check all applicable boxes):

                  (a) [ ] it is an organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, limited duration company, limited liability company, business trust, or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

                  (b) [ ] any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

                  (c)      [ ] a natural person, who

                           [ ] is a director, executive officer or general partner of the issuer of the securities being offered or sold or a director, executive officer or general partner of a general partner of that issuer.

                           [ ] has an individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeding $1,000,000.

                           [ ] had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

                  (d) [X] an entity each equity owner of which is an entity described in a - b above or is an individual who could check one (1) of the last three (3) boxes under subparagraph (c) above.

                  (e)      [ ] other
                           [specify]____________________________________________

         The undersigned acknowledges that this Agreement and the subscription represented hereby shall not be effective unless accepted by the Company as indicated below.

         IN WITNESS WHEREOF, the undersigned Subscriber does represent and certify under penalty of perjury that the foregoing statements are true and correct and that Subscriber by the following signature(s) executed this Agreement.

Dated this 6th day of January, 2000.


/S/ ERIC S.SWARTZ                             SWARTZ INVESTMENTS, LLC
------------------------------------          ----------------------------------
         Your Signature                       PRINT EXACT NAME IN WHICH YOU WANT
                                              THE SECURITIES TO BE REGISTERED

                                              DELIVERY INSTRUCTIONS:
                                              ----------------------
ERIC S. SWARTZ                                Please type or print address where
------------------------------------          your security is to be delivered
Name: Please Print


MANAGER                                       ATTN.: ERIC S. SWARTZ
------------------------------------                 ---------------
Title/Representative Capacity
(if applicable)
                                              200 Roswell Summit, Suite 285
SWARTZ INVESTMENTS, LLC                       1080 HOLCOMB BRIDGE ROAD
------------------------------------          ----------------------------------
Name of Company You Represent                 Street Address
(if applicable)

ROSWELL, GEORGIA, U.S.A.                      ROSWELL, GEORGIA 30076, U.S.A.
------------------------------------          --------------------------------
Place of Execution of this Agreement          City, State or Province, Country,
                                              Offshore Postal Code


                 Phone Number (For Federal Express) and Fax Number (re: Notice)


WITH A COPY TO:
Please type or print address where copies are to be delivered

ATTN.:____________________________________________


--------------------------------------------------
Street Address

--------------------------------------------------
City, State or Province, Country, Offshore Postal Code

--------------------------------------------------
Phone Number (For Federal Express) and Fax Number (re: Notice)


         THIS AGREEMENT IS ACCEPTED BY THE COMPANY IN THE AMOUNT OF $100,000 ON THE 6th DAY OF JANUARY, 2000.

                                    Techniclone Corporation

                                    By:   /S/ JOHN N. BONFIGLIO
                                          --------------------
                                    Name:  JOHN N. BONFIGLIO
                                    Title:   PRESIDENT

         10. NUMBER OF SHARES AND PURCHASE PRICE. Subscriber subscribes for 400,000 Units (at a price of $0.25 per Unit) against payment by wire transfer in the amount of $100,000.00, as exercise of option.

         11. ACCREDITED INVESTOR. Subscriber is an "accredited investor" because (check all applicable boxes):

                  (a) [ ] it is an organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, limited duration company, limited liability company, business trust, or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

                  (b) [ ] any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

                  (c)      [ ] a natural person, who

                           [ ] is a director, executive officer or general partner of the issuer of the securities being offered or sold or a director, executive officer or general partner of a general partner of that issuer.

                           [ ] has an individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeding $1,000,000.

                           [ ] had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

                  (d) [X] an entity each equity owner of which is an entity described in a - b above or is an individual who could check one (1) of the last three (3) boxes under subparagraph (c) above.

                  (e)      [ ] other
                           [specify]____________________________________________

         The undersigned acknowledges that this Agreement and the subscription represented hereby shall not be effective unless accepted by the Company as indicated below.

         IN WITNESS WHEREOF, the undersigned Subscriber does represent and certify under penalty of perjury that the foregoing statements are true and correct and that Subscriber by the following signature(s) executed this Agreement.

Dated this 25th day of January, 2000.


  /S/ ERIC S. SWARTZ                          SWARTZ INVESTMENTS, LLC
------------------------------------          ----------------------------------
         Your Signature                       PRINT EXACT NAME IN WHICH YOU WANT
                                              THE SECURITIES TO BE REGISTERED

                                              DELIVERY INSTRUCTIONS:
                                              ----------------------
  ERIC S. SWARTZ                              Please type or print address where
------------------------------------          your security is to be delivered
Name: Please Print


  MANAGER                                     ATTN.:  ERIC S. SWARTZ
------------------------------------                  ----------------
Title/Representative Capacity
(if applicable)
                                              200 Roswell Summit, Suite 285
  SWARTZ INVESTMENTS, LLC                     1080 HOLCOMB BRIDGE ROAD
------------------------------------          ------------------------
Name of Company You Represent                 Street Address
(if applicable)

  ROSWELL, GEORGIA, U.S.A.                    ROSWELL, GEORGIA 30076, U.S.A.
------------------------------------          ----------------------------------
Place of Execution of this Agreement          City, State or Province, Country,
                                              Offshore Postal Code


                 Phone Number (For Federal Express) and Fax Number (re: Notice)


WITH A COPY TO:
Please type or print address where copies are to be delivered

ATTN.:____________________________________________


--------------------------------------------------
Street Address

--------------------------------------------------
City, State or Province, Country, Offshore Postal Code

--------------------------------------------------
Phone Number (For Federal Express) and Fax Number (re: Notice)


         THIS AGREEMENT IS ACCEPTED BY THE COMPANY IN THE AMOUNT OF $100,000 ON THE 25th DAY OF JANUARY, 2000.

                                    Techniclone Corporation

                                    By:  /S/ JOHN N. BONFIGLIO
                                         --------------------
                                    Name:  JOHN N. BONFIGLIO
                                    Title: PRESIDENT

                                       19